UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 12, 2007

(Date of earliest event reported): March 8, 2007

Silverleaf Resorts, Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

1-13003	75-2259890
(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247
(Address of principal executive offices)	(Zip Code)

214-631-1166
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 8, 2007, Silverleaf Resorts, Inc. (the “Registrant” or “Silverleaf”) entered into employment agreements (individually, the “Employment Agreement” or collectively, the “Employment Agreements”) with four of its five Named Executive Officers, Sharon K. Brayfield, Harry J. White, Jr., Joe W. Conner, and David T. O’Connor (individually, the “Employee” or collectively, the “Employees”). The Employment Agreements were approved by the Compensation Committee of the Registrant’s Board of Directors. The Registrant has identified these Employees as being four of its five “Named Executive Officers,” for whom information concerning compensation is required under Item 402(c) of Regulation S-K for the year ended December 31, 2006. Each Employment Agreement provides generally for the Employee to be employed until December 31, 2009 and contains a Change of Control provision which provides that the Employee will be paid severance pay equal to two times the total cash compensation received by the Employee for the immediately preceding calendar year, including base compensation, commissions, bonuses, and similar cash items, but excluding fringe benefits, vehicle usage and similar non-cash items, if such Employee is terminated after a Change of Control for any reason other than Good Cause or if the Employee terminates his or her employment for Good Reason.

Each of the Employment Agreements also contains non-compete and non-interference clauses which restrict the Employee from competing against Silverleaf in any county in which it conducted business immediately prior to the date of termination and from soliciting Silverleaf’s employees, customers or vendors for a period of two (2) years from the date of termination of employment.

The four Named Executive Officers, their positions with Silverleaf, their prior base compensation and the new base compensation to be paid to them under the Employment Agreements are:

Employee	Title	Prior Base Salary	New Base Salary
Sharon K. Brayfield	President	$435,000	$475,000
Harry J. White, Jr.	Chief Financial Officer and Treasurer	$300,000	$325,000
Joe W. Conner	Chief Operating Officer	$300,000	$325,000
David T. O’Connor	Executive Vice President - Sales	No base salary, compensation structure based on percentage of sales	No base salary, compensation structure based on percentage of sales

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Registrant’s responses to Item 1.01 of this Form 8-K are hereby incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit
*10.1	Employment Agreement between the Registrant and Sharon K. Brayfield
*10.2	Employment Agreement between the Registrant and Harry J. White, Jr.
*10.3	Employment Agreement between the Registrant and Joe W. Conner
*10.4	Employment Agreement between the Registrant and David T. O’Connor

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 12, 2007	SILVERLEAF RESORTS, INC.

	By:	/S/ HARRY J. WHITE, JR.
Name: Harry J. White, Jr.
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Employment Agreement between the Registrant and Sharon K. Brayfield
10.2	Employment Agreement between the Registrant and Harry J. White, Jr.
10.3	Employment Agreement between the Registrant and Joe W. Conner
10.4	Employment Agreement between the Registrant and David T. O’Connor